Exhibit 10.10

BMW AUTO LEASING LLC,

as Transferor,

BMW VEHICLE LEASE TRUST [____]-[_]
as Initial Secured Party,

[_______________],
as Indenture Trustee,
as Assignee-Secured Party,

and

[________________],

as Securities Intermediary

CONTROL AGREEMENT

Dated as of [___________]

ARTICLE ONE
DEFINITIONS

Section 1.01

General Definitions

1

Section 1.02

Incorporation of UCC by Reference

2

ARTICLE TWO
ESTABLISHMENT OF CONTROL
OVER SECURITIES ACCOUNTS

Section 2.01

Establishment of Reserve Fund

3

Section 2.02

“Financial Assets” Election

3

Section 2.03

Entitlement Orders

3

Section 2.04

Subordination of Lien; Waiver of Set-Off

3

Section 2.05

Notice of Adverse Claims

4

ARTICLE THREE
REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE SECURITIES INTERMEDIARY

Section 3.01

Representations, Warranties and Covenants

of the Securities Intermediary

4

ARTICLE FOUR
MISCELLANEOUS

Section 4.01

Choice of Law

5

Section 4.02

Conflict with other Agreements

5

Section 4.03

Amendments

5

Section 4.04

Successors

5

Section 4.05

Notices

5

Section 4.06

Termination

5

Section 4.07

Counterparts

CONTROL AGREEMENT

This Control Agreement, dated as of [___________] (this “Agreement”), is among BMW Auto Leasing LLC (the “Transferor”), BMW Vehicle Lease Trust [____]-[_] (the “Initial Secured Party”), [_____________], as indenture trustee (the “Assignee-Secured Party”), and [____________], as securities intermediary (the “Securities Intermediary”).

RECITALS

WHEREAS, pursuant to the Trust Agreement, the Transferor has granted to the Initial Secured Party a security interest in investment property consisting of the Reserve Fund, related Security Entitlements and the financial assets and other investment property from time to time included therein to secure payment of the Secured Obligations.

WHEREAS, the Initial Secured Party has pledged and assigned its rights in the Reserve Fund to the Assignee-Secured Party pursuant to the Indenture to secure payment of the Notes;

WHEREAS, pursuant to the Indenture, on the date on which the lien of the Indenture is released, rights with respect to the Reserve Fund shall be transferred back to the Initial Secured Party; and

WHEREAS, the parties hereto desire (i) that the security interest of the Assignee-Secured Party be a first priority security interest perfected by “control” pursuant to Articles Eight and Nine of the UCC and (ii) to make provision for the perfection in a similar manner of the Initial Secured Party’s security interest following release of the lien of the Indenture.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01

General Definitions.  Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement.

“Agreement” has the meaning set forth in the Preamble.

“Assignee-Secured Party” has the meaning set forth in the Preamble.

“Entitlement Holder” means, with respect to any financial asset, a Person identified in the records of the Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary with respect to such financial asset.

“Entitlement Order” means a notification directing the Securities Intermediary to transfer or redeem a financial asset.

“Indenture” means the Indenture, dated as of [___________], between the Initial-Secured Party and the Assignee-Secured Party.

“Initial Secured Party” has the meaning set forth in the Preamble.

“Notes” has the meaning set forth in the Indenture.

“Person” means any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Reserve Fund” means an account in the name “[___________]”, as Indenture Trustee, BMW Vehicle Lease Trust [____]-[_] Reserve Fund” established with the Securities Intermediary pursuant to the Indenture, together with any successor accounts established pursuant to the Indenture, or after release of the lien of the Indenture, the Trust Agreement.

“Secured Obligations” has the meaning set forth in the Trust Agreement.

“Security Entitlement” means the rights and property interest of an Entitlement Holder with respect to a financial asset, as specified in Part 5 of Article 8 of the UCC.

“Transferor” has the meaning set forth in the Preamble.

“Trust Agreement” means the Amended and Restated Trust Agreement, dated as of [___________], between the Transferor and the Initial Secured Party.

“UCC” means the Uniform Commercial Code as in effect in the State of New York on the date hereof.

Section 1.02

Incorporation of UCC by Reference.  Except as otherwise specified herein or as the context may otherwise require, all terms used in this Agreement not otherwise defined herein which are defined in the UCC shall have the meanings assigned to them in the UCC.

ARTICLE TWO

ESTABLISHMENT OF CONTROL OVER SECURITIES ACCOUNTS

Section 2.01

Establishment of Reserve Fund.  The Securities Intermediary hereby confirms that (i) the Securities Intermediary has established the Reserve Fund, (ii) the Reserve Fund is an account to which financial assets are or may be credited, (iii) the Securities Intermediary shall, subject to the terms of this Agreement and the Indenture, treat the Assignee-Secured Party as entitled to exercise the rights that comprise any financial asset credited to the Reserve Fund, (iv) all property delivered to the Securities Intermediary by or on behalf of the Assignee-Secured Party or the Initial Secured Party for deposit to the Reserve Fund will promptly be credited to the Reserve Fund and (v) all securities or other property underlying any financial assets credited to the Reserve Fund shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Reserve Fund be registered in the name of the Transferor, payable to the order of the Transferor or specially endorsed to the Transferor except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

Section 2.02

“Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Reserve Fund shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 2.03

Entitlement Orders.  If at any time the Securities Intermediary shall receive any Entitlement Order from the Assignee-Secured Party with respect to the Reserve Fund, the Securities Intermediary shall comply with such Entitlement Order without further consent by the Transferor, the Initial Secured Party or any other Person.  If at any time the Assignee-Secured Party notifies the Securities Intermediary in writing that the lien of the Indenture has been released, the Securities Intermediary shall thereafter comply with Entitlement Orders with respect to the Reserve Fund from the Initial Secured Party without further consent by the Transferor or any other Person.

Section 2.04

Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Reserve Fund or any Security Entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interests of the Assignee-Secured Party and the Initial Secured Party.  The financial assets and other items deposited to the Reserve Fund will not be subject to deduction, set-off, banker’s lien or any other right in favor of any Person or entity other than the Assignee-Secured Party and, subject to the provisions hereof, the Initial Secured Party (except that the Securities Intermediary may set off against amounts on deposit in the Reserve Fund (i) all amounts due to it in respect of its customary fees and expenses for the routine maintenance and operation of the Reserve Fund, and (ii) the face amount of any checks which have been credited to the Reserve Fund but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 2.05

Notice of Adverse Claims.  Except for the claims and interests of the Initial Secured Party, the Assignee-Secured Party and the Transferor in the Reserve Fund, the Securities Intermediary does not know of any claim to, or interest in, the Reserve Fund or in any financial asset credited thereto.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Reserve Fund or in any financial asset carried therein, the Securities Intermediary will promptly notify the Assignee-Secured Party, the Initial Secured Party and the Transferor thereof.

ARTICLE THREE

REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE SECURITIES INTERMEDIARY

Section 3.01

Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby represents and warrants to the Assignee-Secured Party, the Initial Secured Party and the Transferor, and covenants that:

(a)

The Reserve Fund has been established as set forth in Section 2.01 and the Reserve Fund will be maintained in the manner set forth herein until termination of this Agreement.  The Securities Intermediary shall not change the name or account number of the Reserve Fund without the prior written consent of the Assignee-Secured Party (or, after receipt of notice pursuant to Section 2.03 that the lien of the Indenture has been released, the Initial Secured Party).

(b)

No financial asset carried in the Reserve Fund is or will be registered in the name of the Transferor, payable to the order of the Transferor, or specially endorsed to the Transferor, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.

(c)

This Agreement is the valid and legally binding obligation of the Securities Intermediary.

(d)

The Securities Intermediary has not entered into, and until the termination of the this Agreement will not enter into, any agreement pursuant to which it agrees to comply with Entitlement Orders of any Person other than the Assignee-Secured Party or the Initial Secured Party, in each case to the extent provided in Section 2.03, with respect to the Reserve Fund.

(e)

The Securities Intermediary has not entered into any other agreement with the Transferor, the Assignee-Secured Party or the Initial Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with Entitlement Orders as set forth in Section 2.03.

ARTICLE FOUR

MISCELLANEOUS

Section 4.01

Choice of Law.  This Agreement and the Reserve Fund shall be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s location and the Reserve Fund (as well as the Security Entitlements related thereto) shall be governed by the laws of the State of New York.

Section 4.02

Conflict with other Agreements.  There are no other agreements entered into between the Securities Intermediary in such capacity and the Transferor with respect to the Reserve Fund.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

Section 4.03

Amendments.  No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

Section 4.04

Successors.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors.

Section 4.05

Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to, in the case of (i) the Transferor, at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677 (telecopier no. (201) 307-9286), Attention: General Counsel, with a copy (which shall not constitute notice) to [_____________],  (ii) the Initial Secured Party c/o [___________], with a copy to BMW Financial Services NA, LLC, as Administrator, at 300 Chestnut Ridge Road, Woodcliff Lake, NJ 07677 (telecopier no. (201) 307-9286, Attention: General Counsel, (iii) the Assignee-Secured Party, at [_________________], and (iv) the Securities Intermediary, at [_________________], or as to any of such parties, at such other address as shall be designated by such party in a written notice to the other parties.

Section 4.06

Termination.  The rights and powers granted herein to the Assignee-Secured Party have been granted in order to perfect its security interest in the Reserve Fund, are powers coupled with an interest and will neither be affected by the bankruptcy of the Transferor nor by the lapse of time.  The obligations of the Securities Intermediary hereunder shall continue in effect with respect to the Reserve Fund until the Assignee-Secured Party and the Initial Secured Party (or, after the Securities Intermediary has been notified of the release of the lien of the Indenture pursuant to Section 2.03, the Initial Secured Party) have notified the Securities Intermediary in writing that their respective security interests under the Indenture and the Trust Agreement have been terminated.

Section 4.07

Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

Section 4.08

Limitation of Liability of Owner Trustee.  Notwithstanding anything contained herein to the contrary, this instrument has been executed by [_____________] not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall [___________] in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer.  For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles Six, Seven and Ten of the Trust Agreement.  Notwithstanding anything herein to the contrary, Section 2.07 of the Trust Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

BMW AUTO LEASING LLC

By:

BMW FINANCIAL SERVICES NA, LLC,

as Managing Member

By:

Name:

Title:

By:

Name:

Title:

BMW VEHICLE LEASE TRUST [____]-[_],

as Program Lessor

By:

[__________], not in its individual capacity but solely as Owner Trustee

By:

Name:

Title:

 [_____________],

as Indenture Trustee,

as Assignee-Secured Party

By:

Name:

Title:

 [_______________],

as Securities Intermediary,

By:

Name:

Title: